Exhibit 10.30

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS

BOTH (I) NOT MATERIAL AND (II) THE TYPE THAT THE REGISTRANT NORMALLY TREATS AS

PRIVATE AND CONFIDENTIAL.

DATED

8th June 2022

Option Certificate

THIS IS AN IMPORTANT DOCUMENT. PLEASE KEEP IT IN A SAFE PLACE, AS YOU WILL NEED IT IF YOU WISH TO EXERCISE YOUR OPTION.

This deed is dated 8th June 2022

Parties

(1)	This DEED is made by Zura Bio Limited incorporated and registered in England and Wales with company number 13856620 whose registered office is at 3rd Floor, 1 Ashley Road, Altrincham, Cheshire WA14 2DT (Company)

BACKGROUND

(A)	The Company has adopted the Zura Bio Limited Share Option Plan (Plan).

(B)	The Company wishes to grant an option under the Plan to Oliver Levy of [***] (Option Holder), on the terms specified in this deed (Option Certificate).

(C)	The Option Holder is an employee of the Company.

Agreed terms

1.	Interpretation

1.1	Terms defined in the rules (but not defined in this Option Certificate) shall have the same meaning in this Option Certificate as in the rules, unless the context requires otherwise. The rules of interpretation in the Plan also apply to the Option Certificate.

1.2	A copy of the rules is enclosed.

1.3	Terms in the Option Certificate such as you and your refer to and address the Option Holder.

2.	Grant of Option

2.1	Subject to the other terms of the Option Certificate and the rules, the Company grants you an option (Option) to acquire 3,200 ordinary shares (Option Shares) in the Company.

2.2	The Grant Date of the Option is the date of execution of this deed.

2.3	The Exercise Price of the Option is £0.001 for each Option Share.

3.	Exercise of Option

3.1	The earliest date on which you may exercise the Option is the Grant Date.

3.2	You may lose the ability to exercise the Option if certain events occur, in accordance with the rules.

3.3	You cannot exercise the Option after the tenth anniversary of the Grant Date and it will lapse on that date if it has not lapsed or been exercised in full before then.

3.4	You may not transfer the Option and it will lapse if you attempt to do so. However, the Option will not lapse if and when it passes to your personal representatives on your death.

3.5	You may not make the Option subject to a charge or any other security interest. For example, you cannot use the Option as security for a loan. The Option will lapse if you attempt to do so.

3.6	The Option will lapse if you are declared bankrupt.

4.	Terms of Option

4.1	The Option is subject to the rules (which are incorporated by reference in the Option Certificate).

4.2	The rules shall take precedence over any conflicting statement about the terms of the Option.

5.	Tax and national insurance contributions (NICs)

5.1	By accepting the Option, you irrevocably agree to:

(a)	pay to the Company, your employer or former employer (as appropriate) the amount of any Tax Liability; or

(b)	enter into arrangements to the satisfaction of the Company, your employer or former employer (as appropriate) for payment of any Tax Liability.

5.2	By accepting the Option, you irrevocably agree to enter into a joint election in respect of the Option Shares under section 431(1) or section 431(2) of the Income Tax (Earnings and Pensions) Act 2003, if required to do so by the Company, your employer or former employer, on or before the date of exercise of the Option.

6.	Exercise

6.1	To exercise the Option, you should fill in and sign an exercise notice and submit it to the Company.

An exercise notice form is enclosed with this Option Certificate.

This document has been executed as a deed and is delivered and takes effect on the date stated at the beginning of it.

Executed as a deed by Zura
Bio Limited
acting by Sandeep Kulkarni a Director, in the presence of:	/s/ Sandeep Kulkarni
[SIGNATURE]
Director

[SIGNATURE OF WITNESS]

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